                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                       Date of Report: September 20, 2004

                                  VisiJet, Inc.
                                  -------------
             (Exact name of the Company as specified in its charter)

         Delaware                     0--256111                   33-0838660
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

                          192 Technology Drive, Suite Q
                            Irvine, California 92618
                    (Address of principal executive offices)

              The Company's telephone number, including area code:
                                  949-453-9652

Section 8.01 Other Events

         This Form 8-K is being furnished to report that on September 20, 2004, VisiJet, Inc. issued a press release announcing that it has received FDA approval to market its EpiLift System, a next-generation ophthalmic surgical device designed for separating corneal tissue.

         A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

         99.1 Press release dated September 20, 2004

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            VisiJet, Inc., a Delaware
                                              corporation

                                            By: /s/ Laurence M. Schreiber
                                                --------------------------------
                                                Laurence M. Schreiber, Secretary

Date:  September 20, 2004